Exhibit 99.1 Release of Private Information

CAUTIONARY STATEMENT

THE ATTACHED INFORMATION IS CONFIDENTIAL AND PROPRIETARY INFORMATION OF BPZ RESOURCES, INC. (THE "COMPANY") THAT IS SUBJECT TO A NON-DISCLOSURE AGREEMENT (THE "NDA"). THE RECIPIENT MUST NOT FORWARD TO ANY THIRD PARTY OR DISSEMINATE BEYOND THE PARTIES TO THE NDA AND THEIR ADVISORY TEAM. IN ADDITION, THE INFORMATION HEREIN MAY BE BASED UPON DATA PROVIDED BY THE COMPANY BUT CREATED BY ADVISORS RETAINED BY POTENTIAL THIRD PARTY LENDERS. THE METHODOLOGY, ANALYSIS AND INTERPRETATION MADE BY THOSE RETAINED ADVISORS WITH RESPECT TO THE DATA IS NOT KNOWN TO THE COMPANY. THE COMPANY HAD NO INPUT IN THE CREATION OR DEVELOPMENT OF THE INFORMATION CREATED BY ADVISORS FOR POTENTIAL THIRD PARTY LENDERS, NOR DID THE COMPANY PROVIDE ANY OVERSIGHT IN ITS CREATION OR QUALITY CONTROL.

THIS INFORMATION WAS NOT PREPARED FOR, AND THE COMPANY DOES NOT VIEW SUCH INFORMATION AS MATERIAL FOR, DISCLOSURE PURPOSES WITH REGARDS TO THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), AND BELIEVES IT COULD BE MISLEADING TO PROVIDE SUCH INFORMATION TO THE INVESTING PUBLIC. THIS INFORMATION WAS PROVIDED AT THE REQUEST OF ENTITIES IN CONNECTION WITH THEIR REVIEW OF OTHER, MORE RELIABLE DATA, THE MATERIAL IMPLICATIONS OF WHICH ARE REPORTED UNDER SEC DISCLOSURE REQUIREMENTS IN THE FORMAT REQUIRED, AND WHEN REQUIRED BY SEC RULES.

BPZ Resources Inc.

2015 Cash Summary

	Actual(1)	Actual(1)	Actual(1)	Projected(1)									FYE
($ in millions)	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	2015P
Beginning Cash	**$62.1**	**$50.7**	**$48.3**	**$28.1**	**$17.1**	**$3.0**	**($8.2)**	**($14.5)**	**($19.5)**	**($26.6)**	**($32.5)**	**($40.7)**	**$62.1**
Total Revenues after Royalties (2)	$3.2	$2.7	$5.4	$4.7	$4.7	$5.0	$5.0	$4.9	$4.7	$4.5	$4.4	$4.3	$53.3
Partner Reimbursement	0.0	2.9	4.5	0.8	0.4	0.3	0.3	0.3	0.3	0.2	0.2	0.2	10.3
Lease Operating Disbursements	(5.2)	(2.1)	(4.3)	(4.2)	(3.4)	(3.4)	(3.4)	(3.5)	(3.0)	(3.0)	(3.0)	(3.0)	(41.7)
Other Operating Disbursements	(0.1)	(0.6)	(0.2)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(5.1)
Gross Margin	**($2.1)**	**$2.8**	**$5.4**	**$0.7**	**$1.2**	**$1.4**	**$1.4**	**$1.2**	**$1.4**	**$1.3**	**$1.1**	**$1.0**	**$16.8**
Marine Assets Costs	$0.0	($0.8)	($0.3)	($0.0)	($0.2)	($0.2)	($0.2)	($0.1)	($0.1)	($0.1)	($0.1)	($0.1)	($2.4)
General & Administration (Includes GG&E)	(2.0)	(2.8)	(1.7)	(1.6)	(1.9)	(1.9)	(1.7)	(1.7)	(1.6)	(1.7)	(1.6)	(1.6)	(21.8)
Severance Expenses	0.0	0.0	0.0	0.0	(0.6)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.6)
Total Other Op. & G&A	**($2.0)**	**($3.6)**	**($2.0)**	**($1.6)**	**($2.7)**	**($2.1)**	**($1.9)**	**($1.8)**	**($1.8)**	**($1.8)**	**($1.8)**	**($1.8)**	**($24.8)**
EBITDA	**($4.1)**	**($0.7)**	**$3.4**	**($0.9)**	**($1.5)**	**($0.7)**	**($0.6)**	**($0.6)**	**($0.3)**	**($0.5)**	**($0.6)**	**($0.8)**	**($8.0)**
Other Cash Taxes	(0.5)	(0.3)	(0.4)	(0.1)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(1.5)
A: Operating Cash Flow	**($4.6)**	**($1.0)**	**$3.0**	**($1.1)**	**($1.5)**	**($0.7)**	**($0.6)**	**($0.6)**	**($0.4)**	**($0.5)**	**($0.7)**	**($0.8)**	**($9.5)**
Z1 Capex	($6.0)	$0.0	($19.7)	($9.9)	($10.5)	($8.1)	($2.8)	($2.5)	($2.5)	($2.5)	($2.5)	($2.6)	($69.5)
Onshore Capex (Non-Z1 Block)	($0.5)	($0.1)	($0.5)	($0.0)	($0.3)	($0.3)	($0.2)	($0.1)	($0.1)	($0.1)	($0.1)	($0.1)	(2.7)
B: Total Capex	**($6.5)**	**($0.1)**	**($20.3)**	**($10.0)**	**($10.8)**	**($8.4)**	**($3.1)**	**($2.6)**	**($2.6)**	**($2.6)**	**($2.6)**	**($2.7)**	**($72.2)**
A + B: Operating Cash Flow, less Capex	**($11.1)**	**($1.1)**	**($17.2)**	**($11.0)**	**($12.3)**	**($9.1)**	**($3.6)**	**($3.3)**	**($3.0)**	**($3.1)**	**($3.3)**	**($3.5)**	**($81.7)**
A + B: Cumulative Operating Cash Flow, less Capex	**($11.1)**	**($12.2)**	**($29.4)**	**($40.5)**	**($52.8)**	**($61.9)**	**($65.5)**	**($68.8)**	**($71.8)**	**($74.9)**	**($78.2)**	**($81.7)**	**($81.7)**
Professional & Trustee Fees	(0.4)	(1.3)	(2.9)	(0.0)	(1.3)	(1.6)	(2.6)	(1.8)	(1.8)	(2.8)	(4.5)	0.0	(21.0)
Restricted Cash Deposits	0.0	0.0	0.0	0.0	(0.5)	(0.4)	0.0	0.0	(2.4)	0.0	(0.4)	0.0	(3.6)
Ending Unrestricted Cash(3)	**$50.7**	**$48.3**	**$28.1**	**$17.1**	**$3.0**	**($8.2)**	**($14.5)**	**($19.5)**	**($26.6)**	**($32.5)**	**($40.7)**	**($44.3)**	**($44.3)**

Note: Assumes 4/24 Brent strip pricing

(1) Amounts are presented on a cash basis and not on a US GAAP basis.

(2) Royalties are paid by BPZ on 100% of revenues and are reimbursed the following month. See Partner Reimbursement line item.

(3) Excludes restricted cash balance related to parent guarantees of several licensing agreements. Additional deposits into the restricted cash account may be required.